Exhibit e(iii) under Form N-1A
                                              Exhibit 1 under Item 601/ Reg. S-K

                            Amendment #1 to Exhibit B
                                     to the
                             Distributor's Contract

                               MTB GROUP OF FUNDS



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                             FUNDS                                           CLASS
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MTB Balanced Fund                                                        Class A Shares
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MTB Equity Income Fund                                                   Class A Shares
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MTB Equity Index Fund                                                    Class A Shares
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MTB Income Fund                                                          Class A Shares
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MTB Intermediate-Term Bond Fund                                          Class A Shares
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MTB International Equity Fund                                            Class A Shares
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MTB Large Cap Growth Fund                                                Class A Shares
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MTB Large Cap Growth Fund II
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MTB Large Cap Stock Fund                                                 Class A Shares
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MTB Large Cap Value Fund                                                 Class A Shares
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MTB Large Cap Value Fund II
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MTB Managed Allocation Fund - Aggressive Growth                          Class A Shares
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MTB Managed Allocation Fund - Aggressive Growth II
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MTB Managed Allocation Fund - Conservative Growth                        Class A Shares
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MTB Managed Allocation Fund - Conservative Growth II
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MTB Managed Allocation Fund - Moderate Growth                            Class A Shares
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MTB Managed Allocation Fund - Moderate Growth II
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MTB Maryland Municipal Bond Fund                                         Class A Shares
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MTB Mid Cap Growth Fund                                                  Class A Shares
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MTB Mid Cap Stock Fund                                                   Class A Shares
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MTB Money Market Fund                                                    Class A Shares
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MTB Money Market Fund                                                    Class S Shares
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MTB Money Market Fund                                               Institutional II Shares
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MTB Money Market Fund                                                      IS Shares
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MTB Multi Cap Growth Fund                                                Class A Shares
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MTB New York Municipal Bond Fund                                         Class A Shares
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MTB New York Tax-Free Money Market Fund                                  Class A Shares
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MTB Pennsylvania Municipal Bond Fund                                     Class A Shares
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MTB Pennsylvania Tax-Free Money Market Fund                              Class A Shares
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MTB Pennsylvania Tax-Free Money Market Fund                         Institutional II Shares
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MTB Prime Money Market Fund                                           Institutional Shares
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MTB Short Duration Government Bond Fund                                  Class A Shares
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MTB Short-Term Corporate Bond Fund                                       Class A Shares
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MTB Small Cap Growth Fund                                                Class A Shares
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MTB Small Cap Stock Fund                                                 Class A Shares
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MTB Tax-Free Money Market Fund                                           Class A Shares
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MTB Tax-Free Money Market Fund                                      Institutional II Shares
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MTB U.S. Government Bond Fund                                            Class A Shares
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MTB U.S. Government Money Market Fund                                    Class A Shares
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MTB U.S. Government Money Market Fund                               Institutional II Shares
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MTB U.S. Treasury Money Market Fund                                      Class A Shares
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MTB U.S. Treasury Money Market Fund                                      Class S Shares
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MTB U.S. Treasury Money Market Fund                                 Institutional II Shares
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

The following provisions are hereby incorporated and made part of the Distributor's Contract dated August 15, 2003, between MTB Group of Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of shares set forth above.

1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") (i) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company; and/or (ii) to provide recordkeeping and administrative services to existing shareholders.

2. During the term of this Agreement, the Investment Company will pay Edgewood for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. Edgewood may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as Edgewood may, by notice to the Investment Company, voluntarily declare to be effective.

4. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

5. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.



     In consideration of the mutual covenants set forth in the Distributor's Contract dated August 15, 2003, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit, effective as of April 29, 2005.

     Witness the due execution hereof this 3rd day of March, 2005.


MTB GROUP OF FUNDS                  EDGEWOOD SERVICES, INC.


By:  /s/ Beth S. Broderick          By:  /s/ Charles L. Davis. Jr.
   ------------------------------      --------------------------------
Name:  Beth S. Broderick            Name:  Charles L. Davis, Jr.
Title:  Vice President              Title:  President